UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________
FORM 8-K
________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 12, 2024
________________________________________
GoodRx Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)
________________________________________

Delaware	001-39549	47-5104396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Olympic Boulevard
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (855) 268-2822
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GDRX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
Chief Executive Officer and President Appointment
On December 12, 2024, the Board of Directors (the “Board”) of GoodRx Holdings, Inc. (the “Company”) appointed
Wendy Barnes as Chief Executive Officer and President of the Company, effective as of her commencement of employment, which is expected to occur on January 1, 2025 (the “Effective Date”), Ms. Barnes succeeds Scott Wagner who serves as
Interim Chief Executive Officer. In addition, Ms. Barnes was elected as a Class I director of the Company, effective on the
Effective Date, with a term to expire at the Company’s 2027 Annual Meeting of Stockholders and until her successor is elected and qualified or until her earlier death, resignation or removal.
Prior to the Effective Date, Ms. Barnes, 52, will have served as Chief Executive Officer of RxBenefits, Inc., a pharmacy benefits optimizer, since May 2022. From July 2013 to April 2022, Ms. Barnes held various roles at Express Scripts Holding
Company, a pharmacy benefit management organization, including most recently as its President from August 2019 to April
2022. Ms. Barnes holds a B.S. degree in Biochemistry from the United States Air Force Academy and an M.B.A. degree from the University of Alaska at Anchorage. We believe Ms. Barnes is qualified to serve on our Board due to her significant leadership experience in the healthcare industry.
There are no transactions in which the Company is a party and in which Ms. Barnes has a material interest subject to disclosure under Item 404(a) of Regulation S-K. There are no family relationships between Ms. Barnes and any of the
Company’s current or former directors or executive officers.
Barnes Employment Agreement
In connection with her appointment as Chief Executive Officer and President of the Company, on December 12, 2024,
the Company and GoodRx, Inc. (a subsidiary of the Company, “GoodRx”) entered into an Employment Agreement with Ms.
Barnes (the “Barnes Employment Agreement”), effective as of the Effective Date.
Ms. Barnes’ employment under the Barnes Employment Agreement is at-will, and will commence on the Effective Date and continue until terminated in accordance with the terms of the Barnes Employment Agreement.
The Barnes Employment Agreement provides for (i) an annual base salary of $825,000; and (ii) eligibility to participate in the health and welfare benefit plans and programs maintained by GoodRx for the benefit of its employees and certain other perquisites. In addition, Ms. Barnes is eligible to earn an annual cash incentive bonus targeted at 100% of her base salary (the “Target Bonus”), which bonus is payable based on the achievement of individual and/or Company performance goals established by the Board or a committee thereof; any such bonus payment will be contingent upon Ms. Barnes’
continued employment through the last day of the applicable calendar year. In addition, Ms. Barnes is entitled to receive a one-time cash payment of $550,000 (the “Signing Bonus”). In the event that Ms. Barnes’ employment is terminated prior to the first anniversary of the Effective Date (other than due to her death or “disability,” by GoodRx without “cause” or by Ms.
Barnes for “good reason” (each, as defined in the Barnes Employment Agreement)), Ms. Barnes will be required to repay the unearned portion of the Signing Bonus on a pro-rata basis to reflect time employed through the first anniversary of the
Effective Date.
Pursuant to the Barnes Employment Agreement, Ms. Barnes will be granted (i) a restricted stock unit award having an aggregate value of $9,000,000 (the “Initial RSU Award”), (ii) a stock option having an aggregate value of $9,000,000 (the
“Initial Option”) and (iii) an additional restricted stock unit award having an aggregate value of $2,000,000 (the “Additional
RSU Award”) under the Company’s 2020 Incentive Award Plan.  We currently expect each award will be granted on the first trading day of the first “open window” that occurs following the Effective Date.
The number of shares of the Company’s Class A common stock subject to the Initial RSU Award and Additional RSU
Award will be determined based on the closing share price over the last 20 trading days preceding the applicable grant date.
The number of shares of the Company’s Class A common stock subject to the Initial Option will be determined based on the per share Black-Scholes valuation as of the applicable grant date.
The Initial RSU Award and Initial Option will vest with respect to 25% of the shares subject to the awards on January 15,
2026, and as to 1/16 of the shares subject to the award on each quarterly anniversary thereafter, subject to Ms. Barnes’
continued employment through the applicable vesting date. The Additional RSU Award will vest with respect to 50% of the shares subject to the Additional RSU Award on January 15, 2026, and as to 1/8th of the shares subject to the Additional
RSU Award on each quarterly anniversary thereafter, subject to Ms. Barnes’ continued employment through the applicable vesting date. The Initial Option will be exercisable in whole or in part at any time prior to its termination or expiration, whether or not then-vested.
In addition, beginning with calendar year 2026, Ms. Barnes will be eligible to receive an annual equity-based compensation award as determined by the Board (or a subcommittee thereof) from time to time.
Pursuant to the Barnes Employment Agreement, if Ms. Barnes’ employment is terminated by the Company without
“cause” or by Ms. Barnes with “good reason”, then, subject to her timely execution and non-revocation of a general release of claims and continued compliance with restrictive covenants, Ms. Barnes will be eligible to receive the following severance payments and benefits:
(i)an amount equal to 12 months (or 18 months, if such termination occurs 90 days prior to, or one-year following, a change in control (a “CIC Termination”)) of her base salary as in effect on the termination date, payable in substantially equal installments over the 12- or 18-month period following the termination date;
(ii)the Target Bonus, pro-rated for the portion of the year during which Ms. Barnes was employed;
(iii)company-paid COBRA continuation coverage premiums for the 18-month period following the termination date;
(iv)the Signing Bonus, to the extent then-unpaid;
(v)full, accelerated vesting of the Additional RSU Award; and
(vi)if such termination is a CIC Termination, an additional 12 months of vesting for each outstanding and unvested time-vesting equity award then-held by Ms. Barnes. Any equity awards that are subject to performance conditions will be treated in accordance with the terms and conditions set forth in the applicable award agreement.
In addition, if Ms. Barnes’ employment does not commence on the Effective Date due to a termination of the Barnes
Employment Agreement by GoodRx other than for “cause”, GoodRx will pay $1,650,000 to Ms. Barnes in a single lump-sum cash payment within 30 days following the termination, subject to Ms. Barnes’ timely execution and nonrevocation of a general release of claims.
The Barnes Employment Agreement also includes a “best pay” provision under Section 280G of the Internal Revenue
Code, pursuant to which any “parachute payments” that become payable to Ms. Barnes will either be paid in full or reduced so that such payments are not subject to the excise tax under Section 4999 of the Internal Revenue Code, whichever results in the better after-tax treatment to Ms. Barnes.
Ms. Barnes is also subject to a non-disparagement provision in the Barnes Employment Agreement, as well as the terms and conditions of a proprietary information and invention assignment agreement containing confidentiality, intellectual property assignment, non-competition, non-solicitation and other protective covenants.
The foregoing description of the Barnes Employment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Barnes Employment Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.
Ms. Barnes has also entered into the Company’s standard indemnification agreement for directors and officers, the form of which was previously filed by the Company as Exhibit 10.1 to the Registration Statement on Form S-1/A (File No.
333-248465) initially filed by the Company with the Securities and Exchange Commission on September 14, 2020.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.
The following exhibits are included with this Current Report on Form 8-K:

10.1	Employment Agreement, by and between GoodRx Holdings, Inc., GoodRx, Inc. and Wendy Barnes, dated December 12, 2024

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRX HOLDINGS, INC.

Date:	December 16, 2024	By:	/s/ Karsten Voermann
Name: Karsten Voermann Title: Chief Financial Officer